Exhibit 10.15

Execution Version

CAPNIA, INC.

OMNIBUS AMENDMENT TO CONVERTIBLE NOTE AND WARRANT PURCHASE

AGREEMENT, CONVERTIBLE PROMISSORY NOTES AND

WARRANTS TO PURCHASE SHARES

This Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares (this “Amendment”) is made and entered into as of July 31, 2012 (the “Effective Date”), by and among Capnia, Inc., a Delaware corporation (the “Company”), with offices at 2445 Faber Place, Suite 250, Palo Alto, CA 94303, and the persons and entities who are signatories hereto (the “Investors”).

RECITALS

A. WHEREAS, the Company and the Investors are parties to that certain Convertible Promissory Note and Warrant Purchase Agreement, dated as of February 10, 2010, as amended by that certain Amendment No. 1 to Convertible Promissory Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares, dated as of November 10, 2010, and as further amended by that certain Amendment No. 2 to Convertible Promissory Notes and Warrants to Purchase Shares, dated as of January 17, 2012 (as amended, the “2010 Purchase Agreement”), pursuant to which the Company issued and sold to each Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on Exhibit A to the 2010 Purchase Agreement (together with all such convertible promissory notes sold and issued pursuant to the 2010 Purchase Agreement, the “2010 Notes”), together with a corresponding warrant to purchase shares of the Company’s capital stock (together with all such warrants to purchase shares issued pursuant to the 2010 Purchase Agreement, the “2010 Warrants”);

B. WHEREAS, Section 6.1 of the 2010 Purchase Agreement provides that the holders of at least two-thirds (2/3) in interest of the 2010 Notes may, with the Company’s prior written consent, waive, modify or amend any provisions of the 2010 Purchase Agreement, the 2010 Notes and the 2010 Warrants on behalf of all Investors (as defined in the 2010 Purchase Agreement).

C. WHEREAS, the Company and the undersigned Investors, representing the holders of at least two-thirds (2/3) in interest of the 2010 Notes, now desire to amend the 2010 Notes and the 2010 Warrants to: (i) extend the Maturity Date of the 2010 Notes to July 31, 2013, such that the 2010 Notes, and the 2012 Notes (as defined below) shall have the same maturity date; (ii) amend the 2010 Notes so that in the event that no Next Financing takes place on or prior to the Maturity Date of the 2010 Notes, the price per share of the Company’s Series C Preferred Stock, into which the outstanding principal amount and unpaid interest due under each 2010 Note may be voluntarily converted at the option of each Investor, will be reduced from $1.80 per share to $1.35 per share; (iii) amend the definition of Shares under the 2010 Warrants to reflect the extended Maturity Date of the 2010 Notes; (iv) amend the 2010 Warrants so that in the event the Shares subject to each 2010 Warrant are deemed to be shares of the Series C Preferred Stock, the exercise price for such Shares subject to each 2010 Warrant will be reduced from $1.80 per Share to $1.35 per Share; and (v) make certain other changes.

E. WHEREAS, the Company and the Investors are also parties to that certain Convertible Note and Warrant Purchase Agreement, dated as of January 16, 2012 (the “2012 Purchase Agreement”), pursuant to which the Company issued and sold to each Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on Exhibit A to the 2012 Purchase Agreement

(together with all such convertible promissory notes previously sold and issued pursuant to the 2012 Purchase Agreement, the “January 2012 Notes”), together with a corresponding warrant to purchase shares of the Company’s capital stock (together with all such warrants to purchase shares previously issued pursuant to the 2012 Purchase Agreement, the “January 2012 Warrants”).

F. WHEREAS, Section 6.1 of the 2012 Purchase Agreement provides that the holders of at least two-thirds (2/3) in interest of the January 2012 Notes may, with the Company’s prior written consent, waive, modify or amend any provisions of the 2012 Purchase Agreement, the January 2012 Notes and the January 2012 Warrants on behalf of all Investors (as defined in the 2012 Purchase Agreement).

G. WHEREAS, the Company and the undersigned Investors, representing the holders of at least two-thirds (2/3) in interest of the January 2012 Notes, now desire to amend the 2012 Purchase Agreement, the January 2012 Notes and the January 2012 Warrants to: (i) authorize the Company to sell and issue additional Notes (the “July 2012 Notes,” and sometimes together with the January 2012 Notes, the “2012 Notes”) under the 2012 Purchase Agreement with an aggregate principal amount of up to $3,300,000, together with related Warrants (the “July 2012 Warrants,” and sometimes together with the January 2012 Warrants, the “2012 Warrants”); (ii) extend the Maturity Date of the January 2012 Notes to July 31, 2013, such that the 2010 Notes and the 2012 Notes shall have the same maturity date; (iii) amend the January 2012 Notes so that in the event that no Next Financing takes place on or prior to the Maturity Date of the January 2012 Notes, the price per share of the Series C Preferred Stock, into which the outstanding principal amount and unpaid interest due under each January 2012 Note may be voluntarily converted at the option of each Investor, will be reduced from $1.80 per share to $1.35 per share; (iv) amend the definition of Shares under the January 2012 Warrants to reflect the extended Maturity Date of the January 2012 Notes; (v) amend the January 2012 Warrants so that in the event the Shares subject to each January 2012 Warrant are deemed to be shares of the Series C Preferred Stock, the exercise price for the Shares subject to each 2010 Warrant will be reduced from $1.80 per Share to $1.35 per Share; and (vi) make certain other changes.

H. WHEREAS, unless otherwise stated, capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the 2010 Purchase Agreement, the 2010 Notes, the 2010 Warrants, the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants, as applicable.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments.

1.1 Amendments to 2010 Notes.

(a) The first paragraph of each 2010 Note is hereby amended, restated and replaced in its entirety to read as follows:

“FOR VALUE RECEIVED CAPNIA, INC., a Delaware corporation (the “Company”), promises to pay to                     (the “Holder”), or its registered assigns, the principal amount of $            , or such lesser amount as shall equal the outstanding principal amount hereof, together with compound interest from the date of this Note on the unpaid principal balance at a rate equal to 12% per annum, compounded on the first day of each month and computed on the basis of the actual number of days elapsed and a year of 365 days. Two (2) times the unpaid principal, together with any then accrued but unpaid interest and any other amounts payable hereunder, shall be due and payable on the earlier of: (i) upon demand made after July 31, 2013 (the “Maturity Date”) by Holders representing at least a majority of the principal amount of all then outstanding Notes issued pursuant to that certain Convertible Note and Warrant Purchase Agreement by and among the Company and the Investors described therein, dated as of February 10, 2010, (as the same may from time to time be amended, modified or supplemented, the “Purchase Agreement”); or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by the Holder or made automatically due and payable in accordance with the terms of this Note. This Note is one of the “Notes” issued pursuant to the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.”

(b) The first sentence of Section 3(b) of each 2010 Note is hereby amended, restated and replaced in its entirety to read as follows:

“(b) Voluntary Conversion. If no Next Financing takes place on or prior to the Maturity Date, then all or a portion of the outstanding principal amount of this Note and all accrued and unpaid interest under this Note shall be convertible at the option of the Holder at any time after the Maturity Date into: (i) that number of shares of the Company’s Series C Preferred Stock at a price of $1.35 per share (as adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations); or (ii) that number of shares of the equity securities issued by the Company in a Non-Qualified Financing at a price per share equal to 75% of the price per share paid by the other purchasers of the equity securities sold in the Non-Qualified Financing.”

1.2 Amendments to 2010 Warrants.

(a) Section 1(a) of each 2010 Warrant is hereby amended, restated and replaced in its entirety to read as follows:

“(a) Definition of Shares. “Shares” shall mean Next Financing Securities in the event that a Next Financing occurs prior to July 31, 2013 (the “Note Maturity Date”) and the Holder converts the Note issued to the Holder into Next Financing Securities. In the event that a Next Financing has not occurred before the Note Maturity Date, “Shares” shall mean either the Company’s Series C Preferred Stock or Next Financing Securities, whichever such securities’ Original Issue Price (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation) is lower.”

(b) Section 1(c) of each 2010 Warrant is hereby amended, restated and replaced in its entirety to read as follows:

“(c) Exercise Price. The exercise price per Share shall be equal to 75% of the price per share of the Next Securities issued in the Next Financing; provided, however, that if the Shares subject to this Warrant are deemed to be the Company’s Series C Preferred Stock in accordance with Section 1(a), the exercise price for the Shares subject to this Warrant shall be $1.35 per Share, subject to adjustment pursuant hereto (the “Exercise Price”).”

1.3 Amendments to 2012 Purchase Agreement.

(a) The following section is inserted as new Section 1.5 of the 2012 Purchase Agreement:

“1.5 Extension Closing. Notwithstanding anything to the contrary set forth in Section 1.3 of this Agreement, one (1) or more additional Subsequent Closings may take place following the Final

Closing Date and on or before the date that is thirty (30) days following July 31, 2012 (each, an “Extension Closing” and also, a “Closing”), at which the Company may sell and issue additional Notes with an aggregate principal amount of up to $3,300,000: (a) first, to Investors that are purchasing their respective pro rata portions of the Notes to be issued and sold in such Extension Closings (such pro rata portions determined based on the Investors’ percentage ownership of the outstanding Preferred Stock of the Company, measured as of the Initial Closing); (b) second, to Investors that have previously purchased in full their respective pro rata portions of such Notes to be issued and sold in such Extension Closings, in such proportions as determined by the Company in its sole discretion; and (c) third, to such persons or entities as may be mutually agreed upon by the Company and Investors holding greater than fifty percent (50%) of the aggregate outstanding principal amount of all Notes then issued and sold pursuant to this Agreement. The purchase, sale and issuance of the Notes and Warrants at an Extension Closing shall be subject to all terms and conditions of this Agreement.”

(b) Section 2 of the 2012 Purchase Agreement is hereby amended, restated and replaced in its entirety to read as follows:

“2. Authorization. The Company has authorized the sale and issuance of Notes with an aggregate principal amount of up to $2,000,000 with respect to the Initial Closing and any Subsequent Closings occurring on or prior to the Final Closing Date. The Company has authorized the sale and issuance of Notes with an aggregate principal amount of up to $3,300,000 with respect to all Extension Closings.”

1.4 Schedule of Investors. Exhibit A to the 2012 Purchase Agreement is hereby deleted and replaced in its entirety with Exhibit A to this Amendment.

1.5 Form of Convertible Promissory Note. Exhibit B to the 2012 Purchase Agreement is hereby deleted and replaced in its entirety with Exhibit B to this Amendment.

1.6 Amendments to January 2012 Notes.

(a) The first paragraph of each January 2012 Note is hereby amended, restated and replaced in its entirety to read as follows:

“FOR VALUE RECEIVED CAPNIA, INC., a Delaware corporation (the “Company”), promises to pay to                     (the “Holder”), or its registered assigns, the principal amount of $            , or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of this Note on the unpaid principal balance at a rate equal to twelve percent (12%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. Two (2) times the unpaid principal amount, together with any then accrued but unpaid interest and any other amounts payable hereunder, shall be due and payable on the earlier of: (i) upon demand made after July 31, 2013 (the “Maturity Date”) by Holders representing at least two-thirds (2/3) of the principal amount of all then outstanding Notes issued pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of January 17, 2012, by and among the Company and the Investors described therein (as the same may from time to time be amended, modified or supplemented, the “2012 Purchase Agreement”); or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by the Holder or made automatically due and payable in accordance with the terms of this Note. This Note is one of the “Notes” issued pursuant to the 2012 Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the 2012 Purchase Agreement.”

(b) The first sentence of Section 3(b) of each January 2012 Note is hereby amended, restated and replaced in its entirety to read as follows:

“(b) Voluntary Conversion. If no Next Financing takes place on or prior to the Maturity Date, then all or a portion of the outstanding principal amount of this Note and all accrued and unpaid interest under this Note shall be convertible at the option of the Holder at any time after the Maturity Date into: (i) that number of shares of the Company’s Series C Preferred Stock at a price of $1.35 per share (as adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations); or (ii) that number of shares of the equity securities issued by the Company in a Non-Qualified Financing at a price per share equal to 75% of the price per share paid by the other purchasers of the equity securities sold in the Non-Qualified Financing.”

1.7 Amendments to January 2012 Warrants.

(a) Section 1(a) of each January 2012 Warrant is hereby amended, restated and replaced in its entirety to read as follows:

“(a) Definition of Shares. “Shares” shall mean Next Financing Securities in the event that a Next Financing occurs prior to July 31, 2013 (the “Note Maturity Date”) and the Holder converts the Note issued to the Holder into Next Financing Securities. In the event that a Next Financing has not occurred before the Note Maturity Date, “Shares” shall mean either the Company’s Series C Preferred Stock or Next Financing Securities, whichever such securities Original Issue Price (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation) is lower.”

(b) Section 1(c) of each January 2012 Warrant is hereby amended, restated and replaced in its entirety to read as follows:

“(c) Exercise Price. The exercise price per Share shall be equal to seventy-five percent (75%) of the price per share of the Next Financing Securities issued in the Next Financing; provided, however, that if the Shares subject to this Warrant are deemed to be the Company’s Series C Preferred Stock in accordance with Section 1(a), the exercise price for the Shares subject to this Warrant shall be $1.35 per Share, subject to adjustment pursuant hereto (the “Exercise Price”).

1.8 Form of Warrant to Purchase Shares. Exhibit C to the 2012 Purchase Agreement is hereby deleted and replaced in its entirety with Exhibit C to this Amendment.

2. Miscellaneous.

2.1 Waivers and Amendments. This Amendment nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of at least two-thirds in interest of the Notes issued pursuant to the Agreement may, with the Company’s prior written consent, waive, modify or amend any provisions hereof on behalf of all Investors.

2.2 Governing Law. This Amendment shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.4 Entire Agreement. This Amendment (including the exhibits attached hereto and the other documents delivered pursuant hereto) and, to the extent not amended hereby, the 2010 Purchase Agreement, the 2010 Notes, the 2010 Warrants, the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants and the exhibits attached thereto and the other documents delivered pursuant thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

2.5 Legal Effect. This Amendment shall constitute an integral part of the 2010 Notes, the 2010 Warrants, the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants. Except as set forth in this Amendment, the 2010 Notes, the 2010 Warrants, the 2012 Purchase Agreement, the 2012 Notes and the 2012 Warrants shall continue in full force and effect in accordance with their respective terms.

2.6 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one (1) and the same instrument.

2.7 Facsimile; Execution and Delivery. A facsimile or other reproduction of this Amendment may be executed by one (1) or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

2.8 Waiver of Anti-Dilution Adjustment. The undersigned Investors who are the holders of the requisite outstanding shares of Preferred Stock, on behalf of themselves and all other holders of Preferred Stock, hereby waive any price-based anti-dilution adjustment under Article V, Section 3(D) of the Restated Certificate with respect to the Company’s sale and issuance of the Securities pursuant to the 2012 Purchase Agreement, as amended by this Amendment.

2.9 Waiver of Right of First Refusal. Pursuant to Section 4.2 of the Rights Agreement, the undersigned Investors, who are the holders of at least two-thirds (2/3) of the Registrable Securities (as defined in the Rights Agreement), on behalf of themselves and all other holders of Registrable Securities granted the right of first offer pursuant to Section 2.3 of the Rights Agreement, hereby agree to waive such right of first offer and any notice requirement contained therein with respect to the Company’s sale and issuance of the Securities pursuant to the 2012 Purchase Agreement, as amended by this Amendment.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

COMPANY:

CAPNIA, INC.

By:	/s/ Anish Bhatnagar
Name:	Anish Bhatnagar
Title:	President

Address:
2445 Faber Place,
Suite 250
Palo Alto, CA 94303

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Biotechnology Development Fund IV, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC,
its General Partner

Biotechnology Development Fund IV Affiliates, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC,
its General Partner

BDF IV Annex Fund, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments IV, LLC,
its General Partner

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

Vivo Ventures Fund V, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of Vivo Ventures V, LLC,
its General Partner

Vivo Ventures V Affiliates Fund, L.P.

By:	/s/ Edgar G. Engleman
Edgar G. Engleman
Managing Member of BioAsia Investments V, LLC,
its General Partner

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Ernest Mario
Ernest Mario

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

Mario 2002 Grandchildren’s Trust

By:	/s/ Ernest Mario
Name:	Ernest Mario
Title:	Trustee

Mario Family Partners LP

By:	/s/ Ernest Mario
Name:	Ernest Mario
Title:

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ John J. Mack
John J. Mack

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

The Robert K. Steel Blind Trust B

By:	/s/ James I. Black
Name:	James I. Black, III
Title:	Trustee

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Triremes 16 LLC

By:	Spinnaker Capital 2007 GP LLC
Its:	Managing Member

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

Shalavi Irrevocable Trust UAD 12/16/99 FBO Alexander Shalavi

By:	/s/ John Shalavi
Name:	John Shalavi
Title:	Trustee

Shalavi Irrevocable Trust UAD 12/16/99 FBO Gina Shalavi

By:	/s/ John Shalavi
Name:	John Shalavi
Title:	Trustee

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Ron Haak
Ron Haak

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Clyde D. Wagner Living Trust dated June 6, 2001

By:	/s/ Clyde D. Wagner
Name:	Clyde D. Wagner
Title:	Trustee

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Shifteh Karimi Wagner Living Trust dated June 6, 2001

By:	/s/ Shifteh Karimi Wagner
Name:	Shifteh Karimi Wagner
Title:	Trustee

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

/s/ Steinar J. Engelsen
Steinar J. Engelsen

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to Convertible Note and Warrant Purchase Agreement, Convertible Promissory Notes and Warrants to Purchase Shares to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

Hadar Cars AB

By:	/s/ Hadar Cars
Name:	Hadar Cars
Title:	Chairman

[Signature Page to Omnibus Amendment to Convertible Note and Warrant Purchase Agreement,

Convertible Promissory Notes and Warrants to Purchase Shares]

EXHIBIT A

SCHEDULE OF INVESTORS

Investor	Note Principal Amount	Warrant Purchase Price	Total Purchase Price

Initial Closing: January 17, 2012

BDF IV Annex Fund, L.P.	$6,000.40	$0.60	$6,001.00

Biotechnology Development Fund IV, L.P.	$1,432.86	$0.14	$1,433.00

Vivo Ventures Fund V, L.P.	$1,193,910.86	$119.39	$1,194,030.25

Biotechnology Development Fund IV Affiliates, L.P.	$26.00	$0.00	$26.00

Vivo Ventures Fund Affiliates V, LP	$14,011.68	$1.40	$14,013.08

Mario Family Partners LP	$161,116.07	$16.11	$161,132.18

John J. Mack	$160,481.71	$16.05	$160,497.76

The Robert K. Steel Blind Trust B	$160,481.71	$16.05	$160,497.76

Triremes 16 LLC	$160,481.71	$16.05	$160,497.76

Ron Haak	$10,698.68	$1.07	$10,699.75

Clyde D. Wagner Living Trust dated June 6, 2001	$5,349.24	$0.53	$5,349.77

Shifteh Karimi Wagner Living Trust dated June 6, 2001	$5,349.24	$0.53	$5,349.77

Steinar J. Engelsen	$1,611.69	$0.16	$1,611.85

Hadar Cars AB	$1,611.53	$0.16	$1,611.69

INITIAL CLOSING TOTALS:	$1,882,563.38	$188.24	$1,882,751.62

Investor	Note Principal Amount	Warrant Purchase Price	Total Purchase Price

First Subsequent Closing: January 20, 2012

WS Investment Company, LLC (2011A)	$9,546.86	$0.95	$9,547.81

Michael Danaher and Carol Danaher, Trustees of the Danaher Family Trust dtd. 6/29/04	$738.15	$0.07	$738.22

Mario Rosati	$164.08	$0.02	$164.10

FIRST SUBSEQUENT CLOSING TOTALS:	$10,449.09	$1.04	$10,450.13

First Extension Closing: July 31, 2012

BDF IV Annex Fund, L.P.	$9,901.01	$0.99	$9,902.00

Biotechnology Development Fund IV, L.P.	$2,362.76	$0.24	$2,363.00

Vivo Ventures Fund V, L.P.	$1,969,952.53	$197.00	$1,970,149.53

Biotechnology Development Fund IV Affiliates, L.P.	$44.00	$0.00	$44.00

Vivo Ventures V Affiliates Fund, L.P.	$23,119.65	$2.30	$23,121.95

Mario Family Partners LP	$265,841.51	$26.58	$265,868.09

John J. Mack	$264,794.83	$26.48	$264,821.31

The Robert K. Steel Blind Trust B	$264,794.83	$26.48	$264,821.31

Triremes 16 LLC	$264,794.83	$26.48	$264,821.31

Ron Haak	$17,652.82	$1.77	$17,654.59

Steinar J. Engelsen	$2,659.28	$0.27	$2,659.55

Investor	Note Principal Amount	Warrant Purchase Price	Total Purchase Price

Hadar Cars AB	$2,659.28	$0.27	$2,659.55

EXTENSION CLOSING TOTALS:	$3,088,577.33	$308.86	$3,088,886.19

Second Extension Closing: August 6, 2012

Clyde D. Wagner Living Trust dated June 6, 2001	$8,826.25	$0.88	$8,827.13

Shifteh Karimi Wagner Living Trust dated June 6, 2001	$8,826.25	$0.88	$8,827.13

EXTENSION CLOSING TOTALS:	$17,652.50	$1.76	$17,654.26

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

EXHIBIT C

FORM OF WARRANT TO PURCHASE SHARES